EXHIBIT 23
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                    Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports dated February 7, 2002, included in this Form 10-K for the year ended December 31, 2001, into SEMCO Energy Inc.'s previously filed Registration Statements No. 333-18927, 333-58715, and 333-91815.


Arthur  Andersen  LLP


Detroit,  Michigan,
March  25,  2002